UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 23, 2025 (June 21, 2025)

IMPACT BIOMEDICAL INC.

(Exact name of registrant as specified in its charter)

Nevada	001-42212	85-3926944
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Broadfield Blvd., Suite 130 Houston, TX	77084
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 325-3610

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	IBO	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

On June 21, 2025, Impact BioMedical Inc. (“Impact”), Dr Ashleys Limited, a Cayman Islands exempted company limited by shares (“PubCo”), Dr Ashleys Nevada Sub, Inc., a Nevada corporation and wholly-owned subsidiary of PubCo (“Merger Sub”), Dr Ashleys Bio Labs Limited, a Cayman Islands exempted company limited by shares (“Dr Ashleys Cayman”), and Kanans Visvanats (a.k.a. Kannan Vishwanatth), a Latvian national, solely in his capacity as the sole shareholder of Dr Ashleys (“Dr Ashleys Shareholder”) entered into a Merger and Share Exchange Agreement (the “Merger Agreement”). Pursuant to the Merger Agreement and subject to the terms and conditions set forth therein, (i) Merger Sub shall be merged with and into Impact with Impact being the surviving entity (the “Merger”), and (ii) simultaneous with or immediately following the Merger, PubCo shall acquire all of the issued and outstanding ordinary shares of Dr Ashleys Cayman from the Dr Ashleys Shareholder (the “Share Exchange”).

Merger Agreement

Merger Consideration

At the effective time of the Merger (the “Effective Time”), by virtue of the Merger, each share of common stock, par value $0.001 per share, of Impact (“Impact Share”), after giving effect a reverse stock split of all outstanding shares of Impact’s common stock at a reverse stock split ratio mutually agreed to by Impact and Dr Ashleys Cayman  (“NYSE Reverse Split”), that is issued and outstanding immediately prior to the Effective Time, shall thereupon be converted into, and the holder of such Impact Share shall be entitled to receive, such number of ordinary shares of PubCo (subject to such adjustments solely mutually determined by PubCo and Impact) to be issued in exchange for all such Impact Shares representing 4.80% of the total issued and outstanding ordinary shares of PubCo (“PubCo Ordinary Shares”) at the closing of the Merger and the Share Exchange (the “Closing”).

As of immediately prior to the Effective Time, in accordance with the terms thereof, each share of the issued and outstanding Series A Preferred Stock of Impact shall convert into Impact Share. Further, prior to the Effective Time, pursuant to exercise of conversion rights under the second amended and restated promissory note dated September 16, 2024 between Impact and DSS, Inc., the holder of the note shall be entitled to convert the debt into Impact Shares. Each in the money Impact options and warrants that are issued and outstanding immediately prior to the Effective Time shall be cancelled and the holders thereof shall be entitled to receive, immediately prior to the Effective Time a number of Impact Shares equal to the number of shares underlying such Impact options or Impact warrants. The Impact Shares issuable pursuant to such conversion shall be included as part of the Impact Shares that will be converted into the abovementioned PubCo Ordinary Shares representing 4.80% of the total issued and outstanding PubCo Ordinary Shares that the Impact shareholders are entitled to receive at the Closing (the “Merger Consideration”).

Share Exchange

At the Closing, alongside the consummation of the transactions contemplated in respect of the Merger, the Dr Ashleys Shareholder shall sell, assign and transfer to PubCo, and PubCo shall purchase, acquire, assume and accept from the Dr Ashleys Shareholder, all of the legal and beneficial title to the ordinary shares of Dr Ashleys, and Dr Ashleys Cayman will become a wholly-owned subsidiary of PubCo. At the Closing, the PubCo shall issue to Dr Ashleys Cayman a number of PubCo Ordinary Shares representing 94.20% of the total issued and outstanding PubCo Ordinary Shares, prior to giving effect to issuance of certain compensation shares to the Chief Executive Officer of Impact as defined in the Merger Agreement, and shall issue to BMI Capital International LLC a number of shares subject to adjustments determined by PubCo, representing 1.00% of the total issued and outstanding PubCo Ordinary Shares.

Governance

The certificate of incorporation and bylaws of Impact as in effect immediately prior to the Effective Time shall be amended and restated to read in their entirety in the form of the certificate and bylaws of the Merger Sub as in effect immediately prior to the Effective Time. The Merger Agreement provides that as of the Effective Time, Impact, which will be a subsidiary of the PubCo will be renamed “Dr Ashleys USA Inc.” and the board of directors and officers of Impact will be designated by Dr Ashleys Cayman, and the directors and officers of Impact as existing immediately prior to the Effective Time will resign and automatically cease to hold office. The management team of the PubCo will be designated by Dr Ashleys Cayman.

Conditions to the Merger

The consummation of the Merger is subject to customary closing conditions, including, among others, (i) the adoption of the Merger Agreement and the transactions contemplated thereby by the board of directors and the requisite stockholders of Impact and Dr Ashleys Cayman, (iii) the absence of any law or order by any governmental entity in effect that seeks to enjoin, make illegal, delay or otherwise restrain or prohibits the consummation of the Merger, (iv) NYSE’s approval of the shares of PubCo to be issued in the Merger and the Share Exchange being listed on NYSE American, (v) NYSE’s approval of the initial listing application, including a conditional approval prior to the Effective Time, (vi) subject to certain materiality exceptions, the accuracy of certain representations and warranties of each of Impact and PubCo or Dr Ashleys Cayman and its wholly owned subsidiary, a Hong Kong incorporated company named Dr Ashleys Limited (both individually and jointly as applicable, “Dr Ashleys”) contained in the Merger Agreement and the compliance by each party with the covenants contained in the Merger Agreement, (vii) the absence of a material adverse effect with respect to each of Impact and Dr Ashleys, (viii) the registration statement as contemplated under the Merger Agreement becoming effective, (ix) Impact having net cash of at least $10,000 at the Closing, (xiii) Impact having net debt of $0 at the Closing and (xiv) delivery of certain certificates and opinions as agreed to between the parties under the Merger Agreement as of the Effective Time or the Closing, as applicable.

Certain Other Terms of the Merger Agreement

Impact, Dr Ashleys, Merger Sub and PubCo have each made certain representations, warranties and covenants in the Merger Agreement, including, among other things, covenants by Impact, Dr Ashleys and PubCo to conduct their businesses in the ordinary course during the period between the execution of the Merger Agreement and consummation of the Merger, to refrain from taking certain actions specified in the Merger Agreement and to use commercially reasonable efforts to cause the conditions of the Merger to be satisfied. Subject to certain exceptions, the Merger Agreement also requires each of Impact and Dr Ashleys Cayman to call and hold stockholders’ meetings and requires the board of directors of each of Impact and Dr Ashleys Cayman to recommend approval of the transactions contemplated by the Merger Agreement.

Impact and Dr Ashleys Cayman are restricted from soliciting any acquisition proposals, or engaging in any discussions related to such proposals, although each party may engage in discussions related to a superior proposal subject to certain conditions. Each party’s board of directors may change its recommendation to its stockholders in response to a superior proposal or an intervening event (each as defined in the Merger Agreement) (after giving the other party at least five business days’ notice and an opportunity to negotiate an alternative transaction) or if the board of directors determines that the failure to take such action would constitute a breach of the directors’ fiduciary duties under applicable law.

The Merger Agreement also provides for certain termination rights for the parties. The Merger Agreement can be terminated under the provisions thereof by either party upon a breach of the representations and warranties of the other party, by Impact if the approval of the shareholders of Dr Ashleys Cayman for the transactions contemplated under the Merger Agreement is not obtained, by PubCo or Dr Ashleys Cayman if the approval of the shareholders of Impact for the Merger is not obtained, and by mutual consent.

The foregoing summary does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Voting Agreement

On June 21, 2025, concurrently with the execution and delivery of the Merger Agreement and as a condition and inducement to Dr Ashleys Cayman’s willingness to enter into the Merger Agreement, certain stockholders of Impact collectively holding 86.81% of Impact’s shareholding as on date of the Agreement on an as-converted basis, executed support agreements in favor of Dr Ashleys Cayman (the “Voting Agreement”), pursuant to which such stockholders have, subject to the terms and conditions set forth therein, agreed to vote all of their shares of capital stock of Impact to adopt the Merger Agreement and thereby approve the transactions contemplated thereunder and against any offer or proposal, whether written or oral, contemplating or otherwise relating to any merger, consolidation, amalgamation or other similar transaction. The foregoing summary of the Voting Agreement is subject to, and qualified in its entirety by, the full text of the form of Voting Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Transition Agreement

On June 21, 2025, DSS, Inc., PubCo, Impact and Frank D. Heuszel entered into a transition arrangement agreement (the “Transition Agreement”) in order to provide for an orderly transition of Impact’s business and operations to PubCo pursuant to the terms of the Merger Agreement and in furtherance of the transactions contemplated thereunder. The foregoing summary of the Transition Agreement is subject to, and qualified in its entirety by, the full text of the form of Transition Agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

The Merger Agreement has been attached as an exhibit to this report to provide investors and security holders with information regarding their terms. They are not intended to provide any other factual information about Impact or to modify or supplement any factual disclosures about Impact in its public reports filed with the SEC. The Merger Agreement includes representations, warranties and covenants of Impact and the other parties thereto made solely for the purposes of the Merger Agreement and which may be subject to important qualifications and limitations agreed to by Impact and the other parties thereto in connection with the negotiated terms of the Merger Agreement, respectively. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to certain disclosures between the parties and a contractual standard of materiality different from those generally applicable to Impact’s SEC filings. In addition, the representations and warranties were made for purposes of allocating risk among the parties to the Merger Agreement and should not be relied upon as establishing factual matters.

Additional Information

In connection with the proposed Merger, Impact and PubCo plan to file with the Securities and Exchange Commission (the “SEC”) and mail or otherwise provide to its stockholders a joint proxy statement/prospectus and other relevant documents in connection with the proposed Merger. Before making a voting decision, Impact’s stockholders are urged to read the joint proxy statement/prospectus and any other documents filed by Impact and the PubCo with the SEC in connection with the proposed Merger or incorporated by reference therein carefully and in their entirety when they become available because they will contain important information about Impact and the proposed transactions. Investors and stockholders may obtain a free copy of these materials (when they are available) and other documents filed by Impact with the SEC at the SEC’s website at www.sec.gov, at Impact’s website at www.impactbiomedinc.com, or by sending a written request to Impact at Impact BioMedical Inc., 1400 Broadfield Blvd., Suite 130, Houston, Texas TX 77084, Attention: Chief Executive Officer.

Participants in the Solicitation

This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities of Impact and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in connection with the proposed Merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of Impact’s stockholders in connection with the proposed Merger will be set forth in joint proxy statement/prospectus if and when it is filed with the SEC by Impact and PubCo. Security holders may obtain information regarding the names, affiliations and interests of Impact’s directors and officers in Impact’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on March 28, 2025. To the extent the holdings of Impact securities by Impact’s directors and executive officers have changed since the amounts set forth in Impact’s proxy statement for its most recent annual meeting of stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding these individuals and any direct or indirect interests they may have in the proposed Merger will be set forth in the joint proxy statement/prospectus when and if it is filed with the SEC in connection with the proposed Merger, at Impact’s website at www.impactbiomedinc.com.

Forward-Looking Statements

Certain statements contained in this filing may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Merger and the ability to consummate the Merger. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties. Forward-looking statements speak only as of the date they are made, and Impact undertakes no obligation to update any of them publicly in light of new information or future events. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: (1) Impact may be unable to obtain stockholder approval as required for the proposed Merger; (2) conditions to the closing of the Merger may not be satisfied; (3) the Merger may involve unexpected costs, liabilities or delays; (4) Impact’s business may suffer as a result of uncertainty surrounding the Merger; (5) the outcome of any legal proceedings related to the Merger; (6) Impact may be adversely affected by other economic, business, and/or competitive factors; (7) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (8) the effect of the announcement of the Merger Agreement on the ability of Impact to retain key personnel and maintain relationships with customers, suppliers and others with whom Impact does business, or on Impact’s operating results and business generally; and (9) other risks to consummation of the Merger, including the risk that the Merger will not be consummated within the expected time period or at all. Additional factors that may affect the future results of Impact are set forth in its filings with the SEC, including ‘s most recently filed Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC, which are available on the SEC’s website at www.sec.gov, specifically under the heading “Risk Factors.” The risks and uncertainties described above and in Impact’s most recent Annual Report on Form 10-K are not exclusive and further information concerning Impact and its business, including factors that potentially could materially affect its business, financial condition or operating results, may emerge from time to time. Readers are urged to consider these factors carefully in evaluating these forward-looking statements, and not to place undue reliance on any forward-looking statements. Readers should also carefully review the risk factors described in other documents that Impact files from time to time with the SEC. The forward-looking statements in these materials speak only as of the date of these materials. Except as required by law, Impact assumes no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future.

Item 7.01	Regulation FD Disclosure.

On June 23, 2025, Impact issued a press release announcing the Merger Agreement and the transactions contemplated thereby, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Merger and Share Exchange Agreement, dated as of June 21, 2025, by and among Dr Ashleys Limited, Impact BioMedical Inc., Dr Ashleys Nevada Sub, Inc., Dr Ashleys Bio Labs Limited and Kanans Visvanats.
10.1	Form of Voting and Support Agreement by and among Dr Ashleys Limited, Dr Ashleys Nevada Sub, Inc., Impact BioMedical Inc., Dr Ashleys Bio Labs Limited, Kanans Visvanats and certain stockholders of Impact BioMedical Inc.
10.2	Form of Transition Arrangement Agreement by and among Dr Ashleys Limited, Impact BioMedical Inc., Frank D. Heuszel and DSS, Inc.
99.1	Press release dated June 23, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon request; provided, however, that Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedule so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPACT BIOMEDICAL INC.

June 23, 2025	By:	/s/ Frank D. Heuszel
	Name:	Frank D. Heuszel
	Title:	Chief Executive Officer